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Prospectus Supplement Dated February 13, 2004

Generation Wave Aggressive Growth Fund

Generation Wave Growth Fund

Generation Wave Alternative Growth Fund

Generation Wave Balanced Fund

This Supplement updates certain information contained in the currently effective prospectus for the above-referenced funds (collectively, the “Funds”), as previously supplemented.

Effective immediately, the section entitled “Portfolio Managers” is deleted and replaced with the following:

Portfolio Manager

Dan S. Ahrens is the portfolio manager of each Fund and serves as Vice President of the Advisor.  Mr. Ahrens is responsible for each Fund’s overall day-to-day management and asset allocation strategy.  He served as primary portfolio manager among a team of managers since August 2002, and now will serve as sole portfolio manager. He joined the Advisor in February 1999 after a career in financial services beginning in 1988.  Prior to joining the Advisor, Mr. Ahrens was with MONY Life Insurance Company/MONY Securities Corp.  Mr. Ahrens received his Bachelor of Business Administration Degree in Finance from Texas Tech University.  He holds Series 6, 7, 24, 63 and 65 licenses.  He also holds the professional designation Chartered Financial Consultant (ChFC) from the American College in Bryn Mawr, Pennsylvania.

Effective immediately, the following information is added to the “Management of the Funds” section of the prospectus:

On February 10, 2004, Richard Sapio resigned as portfolio manager for the Funds, and Eric McDonald resigned as portfolio manager and vice president for the Funds.

Please retain this Supplement with the Prospectus.